MUNIYIELD
CALIFORNIA
FUND, INC.



FUND LOGO



Annual Report

October 31, 2000


MuniYield California Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.




MuniYield
California Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


MUNIYIELD CALIFORNIA FUND, INC.


The Benefits and
Risks of
Leveraging


MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.



MuniYield California Fund, Inc., October 31, 2000


DEAR SHAREHOLDER


For the year ended October 31, 2000, the Common Stock of MuniYield California Fund, Inc. earned $0.797 per share income dividends, which included earned and unpaid dividends of $0.066. This represents a net annualized yield of 5.62%, based on a month-end net asset value of $14.19 per share. During the same period, the total investment return on the Fund's Common Stock was +13.45%, based on a change in per share net asset value from $13.32 to $14.19, and assuming reinvestment of $0.802 per share income dividends.

For the six-month period ended October 31, 2000, the total investment return on the Fund's Common Stock was +9.02%, based on a change in per share net asset value from $13.41 to $14.19, and assuming reinvestment of $0.395 per share income dividends.

For the six-month period ended October 31, 2000, the Fund's Auction Market Preferred Stock had an average yield of 3.22% for Series A, 3.60% for Series B and 3.71% for Series C.


The Municipal Market Environment
During the six months ended October 31, 2000, long-term US Treasury bond yields generally drifted lower. A number of economic indicators, particularly employment, new home sales and consumer spending, have suggested that US economic growth, while still strong, has moderated from 1999's robust levels. Preliminary estimates for third-quarter 2000 US gross domestic product growth were recently released at 2.7%, well below the first-quarter 2000 rate of 4.8% and the second-quarter 2000 rate of 5.6%. This decline in economic growth suggests to some analysts that the Federal Reserve Board has finished raising interest rates for its current interest rate cycle. The Federal Reserve Board increased short-term interest rates at its May meeting and has since kept monetary policy steady at its subsequent meetings. Given the potential for stable short-term interest rates in the coming months, investor emphasis focused on the continuing US Treasury debt reduction program and forecasts of sizeable Federal budgetary surpluses going forward. Many investors have concluded that there will be a significant future shortage of longer-dated maturity US Treasury securities. By late August, US Treasury bond yields declined 30 basis points (0.30%) to 5.66%; their lowest levels in more than a year.

However, for the remainder of the period, bond yields were unable to maintain their earlier gains. Rising oil prices were the major focus behind the decline in bond prices, as many investors feared that higher oil prices would result in increased inflationary pressures. Additionally, US corporations issued large amounts of taxable debt in order to take advantage of the current low interest rate environment. During the last three months, US corporations issued more than $100 billion in investment-grade securities, offering yields in the 7.25% - 9% range. Many investors found these taxable issues an attractive and more plentiful alternative to US Treasury bonds. As the demand for US Treasury issues weakened, US bond yields rose. Although US Treasury bond yields rose to 5.78% by the end of October 2000, overall they declined almost 20 basis points during the last six months.

The six-month period ended October 31, 2000 was one of the few periods in recent years in which the tax-exempt bond market out-performed its taxable counterpart, the US Treasury bond market. While municipal bond yields followed the similar seesaw pattern of Treasury bond yields, tax-exempt bond price volatility was significantly reduced. Municipal bond yields traded in a relatively narrow range during much of October 2000. Overall investor demand for municipal bonds remained strong, allowing tax-exempt bond yields, as measured by the Bond Buyer Revenue Bond Index, to decline 30 basis points to end the period at 5.75%.

In the past three months, new long-term municipal bond issuance has continued to decline, albeit at a slower rate than earlier this year. During this period, more than $53 billion in new long-term municipal bonds was issued, a decline of 3% compared to the same three-month period in 1999. During the last six months, more than $105 billion in tax-exempt bonds was underwritten, a decline of 8% compared to the same six-month period in 1999. Just under $200 billion in new municipal securities was marketed during the past year, a decline of more than 16% compared to the same 12-month period in 1999.

The demand for municipal bonds came from a number of non-traditional and conventional sources. Derivative/arbitrage programs and insurance companies remained the dominant institutional buyers, while individual retail purchases also remained strong. Traditional, open-end tax-exempt mutual funds have continued to see significant disintermediation. It was recently reported that thus far during the 2000 calendar year, long-term municipal bond mutual funds experienced net cash outflows of more than $15 billion. Fortunately, the combination of reduced new bond issuance and ongoing demand from non-traditional sources has been able to more than offset the decline in demand from tax-exempt mutual funds. This favorable balance has fostered a significant decline in municipal bond yields in recent months.

Currently, there is no reason to expect that the positive technical position of the municipal bond market will significantly deteriorate. The steeply positive yield curve and the relatively high credit quality that the tax-exempt bond market offers should continue to attract different classes of institutional buyers. Strong state and local governmental financial conditions also suggest that issuance should remain manageable into next year.

However, the results of the presidential election may affect the tax-exempt bond market. Various tax and spending programs proposed by both candidates have obvious implications for state and local governments as well as corporate and individual taxpayers. Political history has shown that the enactment of campaign promises, both Republican and Democratic, has very often been a long, laborious process. This suggests that over the next few months US economic factors will most likely have a greater effect on bond yields than political considerations.


Portfolio Strategy
During the six months ended October 31, 2000, the Fund underwent a slight restructuring with our aim to reduce portfolio volatility in what became an extremely volatile interest rate environment within a general trend toward lower yields. We continued to maintain a fully invested position, mainly in higher-quality California municipal bonds. Our strategy has concentrated on utilizing strength in market conditions in an effort to reduce asset price volatility and increase current income. We adopted a more neutral stance as a closed-end, leveraged municipal fund, yet our fully invested position may likely allow significant price appreciation should fixed-income securities values start to improve following signs of an economic slowdown. We do not anticipate making any significant changes going forward, yet we will monitor the overall economic backdrop for signs of a more favorable environment for fixed-income securities and California municipal bonds in particular.


MuniYield California Fund, Inc., October 31, 2000


The 125 basis point increase in short-term interest rates by the Federal Reserve Board during the past year has resulted in a minor increase in the Fund's borrowing cost to the 3% - 3.5% range. However, the tax-exempt yield curve has remained steeply positive, generating a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and
Portfolio Manager



December 4, 2000


SCHEDULE OF INVESTMENTS                                                                         (in Thousands)
                  S&P        Moody's   Face
STATE             Ratings    Ratings  Amount    Issue                                                      Value
California--95.6%   AAA      Aaa     $  6,500   Alameda Corridor Transportation Authority, California,
                                                Revenue Bonds, Senior Lien, Series A, 4.75%
                                                due 10/01/2025 (h)                                          $  5,802

                    AAA      Aaa        4,180   Antioch Area Public Facilities Financing Agency,
                                                California, Special Tax (Community Facilities District
                                                Number 1989-1), 5.70% due 8/01/2022 (a)                        4,297

                    AAA      Aaa        5,690   Arcata, California, Joint Powers Financing Authority,
                                                Tax Allocation Revenue Refunding Bonds (Community
                                                Development Project Loan), Series A, 6% due 8/01/2023 (a)      5,897

                    AAA      Aaa        2,500   Bakersfield, California, COP, Refunding (Convention
                                                Center Expansion Project), 5.80% due 4/01/2017 (h)             2,610

                                                California Educational Facilities Authority,
                                                Revenue Refunding Bonds:
                    AAA      Aaa        2,100      (Pooled College), Series A, 5.60% due 12/01/2014 (h)        2,189
                    NR*      Aaa        5,000      RIB, Series 413, 7.89% due 10/01/2026 (h)(j)                5,474
                    AA+      Aa2        1,500      (University of Southern California), Series A,
                                                   5.70% due 10/01/2015                                        1,579

                                                California HFA, Home Mortgage Revenue Bonds, AMT (c):
                    AA-      Aa2        1,560      Series E-1, 6.70% due 8/01/2025                             1,597
                    AA-      Aa2        2,140      Series F-1, 7% due 8/01/2026                                2,186
                    AA-      Aa2        4,870      Series N, 6.375% due 2/01/2027                              5,076
                    AAA      Aaa        1,615      Series P, 5.80% due 2/01/2019(a)                            1,651

                    A+       Aa2        3,700   California HFA, Revenue Bonds, RIB, AMT, Series B-2,
                                                8.351% due 8/01/2023 (c)(j)                                    3,941

                    NR*      A1         2,835   California Health Facilities Finance Authority
                                                Revenue Bonds (Scripps Research Institute), Series A,
                                                6.625% due 7/01/2018                                           2,986

                                                California Health Facilities Finance Authority,
                                                Revenue Refunding Bonds (h):
                    A1+      VMIG1++    3,000      (Adventist Hospital), VRDN, Series A, 4.40%
                                                   due 9/01/2028 (k)                                           3,000
                    AAA      Aaa        1,490      (Pomona Valley Hospital Medical Center),
                                                   Series A, 5.625% due 7/01/2019                              1,526

                    AAA      Aaa        2,520   California Infrastructure and Economic Development
                                                Bank Revenue Bonds (Asian Museum Foundation of San
                                                Francisco), 5.50% due 6/01/2018 (h)                            2,578

                                                California Pollution Control Financing Authority,
                                                PCR, Refunding, VRDN (k):
                    A1+      NR*        1,000      (Pacific Gas and Electric), AMT, Series B,
                                                   4.45% due 11/01/2026                                        1,000
                    A1+      NR*          500      (Pacific Gas and Electric), Series A, 4.40%
                                                   due 12/01/2018                                                500
                    A1+      NR*       10,200      (Pacific Gas and Electric), Series E, 2.75%
                                                   due 11/01/2026                                             10,200
                    A1       VMIG1++      100      (Southern California Edison Company),
                                                   Series B, 4.55% due 2/28/2008                                 100

Portfolio
Abbreviations

To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax
      (subject to)
COP   Certificates of Participation
GO    General Obligation Bonds
HFA   Housing Finance Agency
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITR  Residual Interest Trust Receipts
S/F   Single-Family
VRDN  Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS (continued)                                                                (in Thousands)
                  S&P        Moody's   Face
STATE             Ratings    Ratings  Amount    Issue                                                      Value
California          NR*      Aaa      $ 1,215   California Rural Home Mortgage Finance
(continued)                                     Authority, S/F Mortgage Revenue Bonds
                                                (Mortgage-Backed Securities Program), AMT,
                                                Series A-1, 6.90% due 12/01/2024 (d)(g)                     $  1,309

                    AA       Aa3        6,315   California State Department of Veteran Affairs,
                                                Home Purpose Revenue Refunding Bonds,
                                                Series C, 6.05% due 12/01/2020                                 6,511

                                                California State, GO, Refunding:
                    AAA      Aaa       15,000      4.25% due 10/01/2026 (h)                                   12,247
                    AA       Aa2        5,000      5.75% due 5/01/2030                                         5,143

                                                California State Public Works Board,
                                                Lease Revenue Bonds:
                    AAA      Aaa        2,000      (California State University), Series C, 5.40%
                                                   due 10/01/2022 (h)                                          2,004
                    AA-      Aaa        6,800      (Department of Corrections), Series A, 7% due
                                                   11/01/2004 (i)                                              7,636
                    AAA      Aaa        6,645      (Department of Health Services), Series A,
                                                   5.75% due 11/01/2017 (h)                                    7,001

                                                California State University and Colleges,
                                                Housing System Revenue Refunding Bonds (b):
                    AAA      Aaa        3,000      5.75% due 11/01/2015                                        3,146
                    AAA      Aaa        3,500      5.80% due 11/01/2017                                        3,651
                    AAA      Aaa        3,900      5.90% due 11/01/2021                                        4,096

                    AAA      Aaa        5,250   California Statewide Communities Development
                                                Authority, COP (John Muir/Mount Diablo Health System),
                                                5.125% due 8/15/2022 (h)                                       5,059

                    AAA      Aaa        4,500   Central Coast Water Authority, California,
                                                Regional Facilities Revenue Refunding Bonds (State
                                                Water Project), Series A, 5% due 10/01/2022 (a)                4,332

                    AAA      Aaa        2,000   Chino Basin, California, Regional Financing Authority
                                                Revenue Bonds (Inland Empire Utility Agency Sewer Project),
                                                5.75% due 11/01/2019 (h)                                       2,087

                                                Contra Costa County, California, Public Financing
                                                Authority, Lease Revenue Refunding Bonds
                                                (Various Capital Facilities), Series A (h):
                    AAA      Aaa        2,705      5.30% due 8/01/2020                                         2,698
                    AAA      Aaa        3,485      5.35% due 8/01/2024                                         3,462

                                                Contra Costa County, California, Public Financing
                                                Authority, Tax Allocation Revenue Bonds, Series A:
                    AAA      NR*        1,860      7.10% due 8/01/2002 (i)                                     1,992
                    BBB      NR*        1,140      7.10% due 8/01/2022                                         1,183

                    AAA      Aaa        2,500   Davis, California, Joint Unified School District,
                                                Community Facilities District, Special Tax Refunding
                                                Bonds, Number 1, 5.50% due 8/15/2021 (h)                       2,522

                    AAA      Aaa        3,950   East Bay, California, Municipal Utility District,
                                                Water System Subordinated Revenue Refunding
                                                Bonds, 5% due 6/01/2026 (b)                                    3,722

                    AAA      Aaa        2,500   Fontana, California, Redevelopment Agency Tax
                                                Allocation Refunding Bonds (Southwest Industrial
                                                Park Project), 5% due 9/01/2022 (h)                            2,382

                    BBB      Baa3       1,775   Inglewood, California, Public Financing Authority,
                                                Revenue Refunding Bonds, Series B, 7% due 5/01/2002 (i)        1,861

                    NR*      Aaa        2,000   Los Angeles, California, COP (Sonnenblick Del Rio
                                                West Los Angeles), 6.20% due 11/01/2031 (a)                    2,167

                    AAA      Aaa        3,645   Los Angeles, California, Community Redevelopment
                                                Agency, Tax Allocation Refunding Bonds
                                                (Bunker Hill), Series H, 6.50% due 12/01/2015 (f)              3,929

                    AAA      Aaa        5,000   Los Angeles, California, Convention and Exhibition
                                                Center Authority, Lease Revenue Refunding Bonds,
                                                Series A, 5.375% due 8/15/2018 (h)                             5,026

                    NR*      Aa3        9,060   Los Angeles, California, Department of Water and
                                                Power, Electric Plant Revenue Refunding Bonds, RIB,
                                                Series 370, 7.841% due 2/15/2024 (j)                           9,641

                                                Los Angeles, California, Harbor Department
                                                Revenue Bonds, AMT:
                    NR*      Aaa        4,000      RITR, Series RI-7, 8.095% due 11/01/2026 (h)(j)             4,462
                    AA       Aa3        2,000      Series B, 6% due 8/01/2015                                  2,103
                    AA       Aa3        4,240      Series B, 6.60% due 8/01/2015                               4,455
                    AA       Aa3        8,855      Series B, 6.625% due 8/01/2019                              9,276

                    AAA      Aaa        9,500   Los Angeles, California, Unified School District,
                                                GO, Series A, 5% due 7/01/2021 (b)                             9,087

                    AAA      Aaa       13,750   Los Angeles, California, Wastewater System Revenue
                                                Bonds, Series A, 5% due 6/01/2023 (b)                         13,037

                    AAA      Aaa        5,000   Los Angeles County, California, Public Works
                                                Financing Authority, Lease Revenue Bonds (Multiple Capital
                                                Facilities Project VI), Series A, 5.625% due 5/01/2026 (a)     5,075

                    AAA      Aaa        4,000   Los Angeles County, California, Metropolitan
                                                Transportation Authority, Sales Tax Revenue Bonds
                                                (Proposition C), Second Tier, Senior Series A,
                                                5.50% due 7/01/2017 (a)                                        4,082

                    AAA      Aaa        2,950   Los Angeles County, California, Metropolitan Transportation
                                                Authority, Sales Tax Revenue Refunding Bonds,
                                                Proposition A, First Tier, Series C, 5% due 7/01/2020 (a)      2,836

                    AAA      Aaa        2,000   Menlo Park, California, Community Development Agency,
                                                Tax Allocation Refunding Bonds (Las Pulgas Community
                                                Development Project), 5.375% due 6/01/2016 (a)                 2,040

                                                Metropolitan Water District of Southern California,
                                                Waterworks Revenue Bonds, Series A:
                    AAA      Aaa        5,730      5.75% due 7/01/2013 (h)                                     6,044
                    AA       Aa2        5,500      5% due 7/01/2026                                            5,181

                    A1+      NR*        2,600   Metropolitan Water District of Southern California,
                                                Waterworks Revenue Refunding Bonds, VRDN, Series B-1,
                                                4.40% due 7/01/2035 (k)                                        2,600

                    AAA      Aaa        8,705   Modesto, California, Wastewater Treatment Facilities
                                                Revenue Bonds, 5.625% due 11/01/2017 (h)                       9,043

                    AAA      Aaa        1,750   North City-West, California, School Facilties Financing
                                                Authority, Special Tax Refunding Bonds, Series B,
                                                5.75% due 9/01/2015 (f)                                        1,841

                    AAA      Aaa        1,270   Northern California Power Agency, Multiple Capital
                                                Facilities Revenue Bonds, RIB, 8.483% due 8/01/2025 (h)(j)     1,402

                                                Northern California Power Agency, Public Power Revenue
                                                Refunding Bonds (Hydroelectric Project Number 1),
                                                Series A (h):
                    AAA      Aaa       13,600      5.125% due 7/01/2023                                       13,131
                    AAA      Aaa        5,000      5% due 7/01/2028                                            4,694

                                                Oakland, California, Joint Powers Financing Authority,
                                                Lease Revenue Bonds (Oakland Administration Buildings) (a):
                    AAA      Aaa        2,000      5.90% due 8/01/2016                                         2,120
                    AAA      Aaa       11,395      5.75% due 8/01/2021                                        11,724

                    AAA      Aaa        4,160   Oakland, California, State Building Authority, Lease
                                                Revenue Bonds (Elihu M. Harris), Series A, 5% due
                                                4/01/2023 (a)                                                  3,950

                                                Oakland, California, Unified School District,
                                                Alameda County, GO, Series F (h):
                    AAA      Aaa        3,290      5.50% due 8/01/2017                                         3,387
                    AAA      Aaa        3,770      5.50% due 8/01/2018                                         3,861


SCHEDULE OF INVESTMENTS (concluded)                                                                (in Thousands)
                  S&P        Moody's   Face
STATE             Ratings    Ratings  Amount    Issue                                                      Value
California          AAA      Aaa     $  1,750   Pleasant Valley, California, School District,
(concluded)                                     Ventura County, GO, Series C, 5.75% due 8/01/2025 (h)       $  1,802

                    AAA      Aaa       10,600   Port Oakland, California, Port Revenue
                                                Refunding Bonds, Series I, 5.40% due 11/01/2017 (h)           10,804

                    AAA      Aaa        2,345   Richmond, California, Redevelopment Agency,
                                                Tax Allocation, Refunding Bonds (Harbour Redevelopment
                                                Project), Series A, 5.50% due 7/01/2018 (h)                    2,398

                    AAA      Aaa        1,750   Riverside County, California, Asset Leasing
                                                Corporation, Leasehold Revenue Refunding Bonds (Riverside
                                                County Hospital Project), Series B, 5.70% due 6/01/2016 (h)    1,854

                    AAA      Aaa        5,000   Roseville, California, Electric System Revenue
                                                Bonds, COP, 5.50% due 2/01/2024 (f)                            5,033

                    AAA      Aaa        5,000   Sacramento, California, Municipal Utility District,
                                                Electric Revenue Refunding Bonds, Series L, 5.125%
                                                due 7/01/2022 (h)                                              4,844

                                                Sacramento County, California, Sanitation District
                                                Financing Authority, Revenue Refunding Bonds:
                    AA       Aa3        4,500      RIB, Series 366, 7.64% due 12/01/2027 (j)                   4,766
                    AA       Aa3        1,000      Series A, 5.60% due 12/01/2017                              1,027
                    AA       Aa3        2,500      Series A, 5.75% due 12/01/2018                              2,579
                    NR*      Aa3        3,750      Trust Receipts, Class R, Series A, 7.829%
                                                   due 12/01/2019 (j)                                          4,104

                    AAA      Aaa        9,850   San Bernardino, California, City Unified
                                                School District, GO, Refunding, Series A,
                                                5.875% due 8/01/2024 (b)                                      10,284

                    AAA      Aaa        3,000   San Bernardino, California, Joint Powers Financing
                                                Authority, Lease Revenue Bonds (Department of Transportation
                                                Lease), Series A, 5.50% due 12/01/2020 (h)                     3,031

                    AAA      Aaa        5,000   San Bernardino, California, Joint Powers Financing
                                                Authority, Tax Allocation Revenue Refunding Bonds,
                                                Series A, 5.75% due 10/01/2015 (f)                             5,235

                    AAA      Aaa        2,500   San Diego, California, Public Facilities Financing
                                                Authority, Sewer Revenue Bonds, 5% due 5/15/2020 (b)           2,395

                    BBB+     Baa1       1,300   San Diego, California, Redevelopment Agency,
                                                Tax Allocation, Refunding Bonds (Horton Project),
                                                Series B, 6.625% due 11/01/2017                                1,395

                    AAA      Aaa        5,000   San Francisco, California, Bay Area Rapid Transit
                                                District, Sales Tax Revenue Refunding
                                                Bonds, 4.75% due 7/01/2023 (a)                                 4,487

                                                San Francisco, California, City and County Airport
                                                Commission, International Airport Revenue Bonds, AMT,
                                                Second Series:
                    AAA      Aaa        3,000      Issue 5, 6.50% due 5/01/2019 (b)                            3,205
                    AAA      Aaa        4,525      Issue 6, 6.60% due 5/01/2020 (a)                            4,828
                    AAA      Aaa        3,000      Issue 11, 6.25% due 5/01/2026 (b)                           3,136

                    AAA      Aaa        4,715   San Francisco, California, City and County Redevelopment
                                                Agency, Lease Revenue Refunding Bonds (George R. Moscone
                                                Convention Center), 6.80% due 7/01/2019 (f)                    5,161

                    AAA      Aaa        2,020   Santa Clara, California, Unified School District, GO,
                                                5.50% due 7/01/2021 (b)                                        2,048

                    AAA      Aaa        2,000   Santa Clara County, California, Financing Authority,
                                                Lease Revenue Bonds (VMC Facility Replacement Project),
                                                Series A, 6.875% due 11/15/2004 (a)(i)                         2,237

                    NR*      Aaa        5,125   Santa Clara Valley, California, Water District, COP,
                                                Refunding, RIB, Series 411, 7.89% due 2/01/2024 (b)(j)         5,477

                    AAA      Aaa        3,000   Santa Fe Springs, California, Redevelopment Agency,
                                                Tax Allocation, Refunding Bonds (Conservation Redevelopment
                                                Project), Series A, 6% due 9/01/2014 (h)                       3,141

                    AAA      Aaa        4,000   Santa Monica, California, Redevelopment Agency,
                                                Tax Allocation Bonds (Earthquake Recovery Redevelopment
                                                Project), 6% due 7/01/2029 (a)                                 4,222

                    AAA      Aaa        1,000   Santa Rosa, California, High School District, GO,
                                                5.70% due 5/01/2021 (f)                                        1,028

                    AAA      Aaa        2,000   Sequoia, California, Unified High School
                                                District, GO, 5.70% due 7/01/2024 (f)                          2,037

                    AAA      Aaa        2,265   South Bayside, California, Waste Management Authority,
                                                Waste System Revenue Bonds, 5.75% due 3/01/2020 (a)            2,349

                    AAA      NR*          765   Southern California Home Finance Authority, S/F
                                                Mortgage Revenue Bonds (Mortgage-Backed Securities Program),
                                                AMT, Series A, 6.75% due 9/01/2022 (e)                           778

                    AAA      Aaa        3,235   Taft, California, Public Financing Authority, Lease
                                                Revenue Bonds (Community Correctional Facilty), Series A,
                                                6.05% due 1/01/2017 (h)                                        3,436

                                                University of California Revenue Bonds:
                    AAA      Aaa        1,475      (Multi-Purpose Projects), Series F, 5%
                                                   due 9/01/2022 (b)                                           1,405
                    AAA      Aaa        4,885      (Research Facilities), Series D, 5% due
                                                   9/01/2024 (f)                                               4,624

                    AAA      Aaa        6,445   University of California Revenue Refunding
                                                Bonds (Research Facilities), Series C,
                                                5% due 9/01/2021 (f)                                           6,163

                    AAA      Aaa        5,000   Vista, California, Joint Powers Financing Authority,
                                                Lease Revenue Refunding Bonds, 5.625% due 5/01/2016 (h)        5,211

Puerto Rico--2.8%                               Puerto Rico Commonwealth, Highway and Transportation
                                                Authority, Highway Revenue Refunding Bonds:
                    A        Baa1       5,500      Series V, 6.625% due 7/01/2012                              5,743
                    AAA      Aaa        3,000      Series W, 5.50% due 7/01/2013 (h)                           3,191

                    AAA      Aaa        2,600   Puerto Rico Electric Power Authority, Power
                                                Revenue Bonds, Series X, 5.50% due 7/01/2025 (h)               2,604

                    A-       Baa1       1,000   Puerto Rico Electric Power Authority, Power
                                                Revenue Refunding Bonds, Series U, 6% due 7/01/2014            1,050

                    Total Investments (Cost--$417,415)--98.4%                                                433,539

                    Other Assets Less Liabilities--1.6%                                                        6,964
                                                                                                            --------
                    Net Assets--100.0%                                                                      $440,503
                                                                                                            ========

(a)AMBAC Insured.
(b)FGIC Insured.
(c)FHA Insured.
(d)FHLMC Collateralized.
(e)FNMA/GNMA Collateralized.
(f)FSA Insured.
(g)GNMA Collateralized.
(h)MBIA Insured.
(i)Prerefunded.
(j)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
(k)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2000.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.



MuniYield California Fund, Inc., October 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                    As of October 31, 2000
Assets:             Investments, at value (identified cost--$417,414,523)                                   $433,538,528
                    Cash                                                                                         199,571
                    Receivables:
                      Interest                                                             $  7,499,581
                      Securities sold                                                         6,221,546       13,721,127
                                                                                           ------------
                    Prepaid expenses and other assets                                                             11,953
                                                                                                            ------------
                    Total assets                                                                             447,471,179
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    6,360,637
                      Dividends to shareholders                                                 293,919
                      Investment adviser                                                        179,754        6,834,310
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       133,606
                                                                                                            ------------
                    Total liabilities                                                                          6,967,916
                                                                                                            ------------

Net Assets:         Net assets                                                                              $440,503,263
                                                                                                            ============
Capital:            Capital Stock (200,000,000 shares authorized):
                      Preferred Stock, par value $.10 per share (5,600
                      shares of AMPS* issued and outstanding at $25,000
                      per share liquidation preference)                                                     $140,000,000
                      Common Stock, par value $.10 per share (21,184,475
                      shares issued and outstanding)                                       $  2,118,448
                    Paid-in capital in excess of par                                        298,320,316
                    Undistributed investment income--net                                      3,732,077
                    Accumulated realized capital losses on investments--net                (11,494,921)
                    Accumulated distributions in excess of realized capital
                    gains--net                                                              (8,296,662)
                    Unrealized appreciation on investments--net                              16,124,005
                                                                                           ------------
                    Total--Equivalent to $14.19 net asset value per
                    share of Common Stock (market price--$13.0625)                                           300,503,263
                                                                                                            ------------
                    Total capital                                                                           $440,503,263
                                                                                                            ============

                   *Auction Market Preferred Stock.

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Year Ended October 31, 2000
Investment          Interest and amortization of premium and discount earned                                $ 24,635,797
Income:

Expenses:           Investment advisory fees                                               $  2,141,616
                    Commission fees                                                             353,976
                    Accounting services                                                         100,649
                    Professional fees                                                            80,797
                    Transfer agent fees                                                          70,916
                    Listing fees                                                                 38,615
                    Printing and shareholder reports                                             34,634
                    Directors' fees and expenses                                                 32,499
                    Custodian fees                                                               30,730
                    Pricing fees                                                                 15,686
                    Other                                                                        42,750
                                                                                           ------------
                    Total expenses                                                                             2,942,868
                                                                                                            ------------
                    Investment income--net                                                                    21,692,929
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                       (11,494,921)
Unrealized          Change in unrealized appreciation/depreciation
Gain (Loss) on      on investments--net                                                                       30,050,061
Investments--Net:                                                                                           ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 40,248,069
                                                                                                            ============

                    See Notes to Financial Statements.



MuniYield California Fund, Inc., October 31, 2000

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                For the Year Ended
                                                                                                       October 31,
                    Increase (Decrease) in Net Assets:                                             2000             1999
Operations:         Investment income--net                                                $  21,692,929     $ 21,783,984
                    Realized loss on investments--net                                      (11,494,921)      (5,955,228)
                    Change in unrealized appreciation/depreciation
                    on investments--net                                                      30,050,061     (41,734,304)
                                                                                           ------------     ------------
                    Net increase (decrease) in net assets resulting
                    from operations                                                          40,248,069     (25,905,548)
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Common Stock                                                         (16,980,585)     (18,534,023)
Shareholders:         Preferred Stock                                                       (4,877,784)      (3,048,224)
                    Realized gain on investments--net:
                      Common Stock                                                                   --      (4,949,446)
                      Preferred Stock                                                                --        (777,830)
                    In excess of realized gain on investments--net:
                      Common Stock                                                                   --      (7,168,573)
                      Preferred Stock                                                                --      (1,126,578)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends
                    and distributions to shareholders                                      (21,858,369)     (35,604,674)
                                                                                           ------------     ------------

Capital Stock       Value of shares issued to Common Stock shareholders
Transactions:       in reinvestment of dividends and distributions                                   --        4,278,659
                                                                                           ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  18,389,700     (57,231,563)
                    Beginning of year                                                       422,113,563      479,345,126
                                                                                           ------------     ------------
                    End of year*                                                           $440,503,263     $422,113,563
                                                                                           ============     ============

                    *Undistributed investment income--net                                  $  3,732,077     $  3,897,517
                                                                                           ============     ============
                     See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                 For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                            2000       1999       1998         1997        1996
Per Share           Net asset value, beginning of year          $   13.32   $  16.23    $  15.98    $  15.44    $  15.18
Operating                                                       ---------   --------    --------    --------    --------
Performance:        Investment income--net                           1.02       1.03        1.11        1.17        1.16
                    Realized and unrealized gain
                    (loss) on investments--net                        .88     (2.25)         .39         .54         .28
                                                                ---------   --------    --------    --------    --------
                    Total from investment operations                 1.90     (1.22)        1.50        1.71        1.44
                                                                ---------   --------    --------    --------    --------
                    Less dividends and distributions to
                    Common Stock shareholders:
                      Investment income--net                        (.80)      (.88)       (.92)       (.93)       (.93)
                      Realized gain on investments--net                --      (.24)       (.08)          --          --
                      In excess of realized gain on
                      investments--net                                 --      (.34)          --          --          --
                                                                ---------   --------    --------    --------    --------
                    Total dividends and distributions to
                    Common Stock shareholders                       (.80)     (1.46)      (1.00)       (.93)       (.93)
                                                                ---------   --------    --------    --------    --------
                    Capital charge resulting from
                    issuance of Common Stock                           --         --       (.01)          --          --
                                                                ---------   --------    --------    --------    --------
                    Effect of Preferred Stock activity:
                      Dividends and distributions to
                      Preferred Stock shareholders:
                        Investment income--net                      (.23)      (.14)       (.19)       (.24)       (.25)
                        Realized gain on investments--net              --      (.04)       (.05)          --          --
                        In excess of realized gain on
                        investments--net                               --      (.05)          --          --          --
                                                                ---------   --------    --------    --------    --------
                    Total effect of Preferred Stock activity        (.23)      (.23)       (.24)       (.24)       (.25)
                                                                ---------   --------    --------    --------    --------
                    Net asset value, end of year                $   14.19   $  13.32    $  16.23    $  15.98    $  15.44
                                                                =========   ========    ========    ========    ========
                    Market price per share, end of year          $13.0625   $ 12.625    $16.5625   $  15.875    $ 14.875
                                                                =========   ========    ========    ========    ========

Total Investment    Based on market price per share                10.18%   (16.13%)       8.10%      13.44%      18.68%
Return:*                                                        =========   ========    ========    ========    ========
                    Based on net asset value per share             13.45%    (9.70%)      11.04%      10.01%       8.54%
                                                                =========   ========    ========    ========    ========

Ratios Based on     Total expenses**                                1.02%       .98%        .93%        .97%        .98%
Average Net                                                     =========   ========    ========    ========    ========
Assets of           Total investment income--net**                  7.51%      6.86%       7.12%       7.47%       7.50%
Common Stock:                                                   =========   ========    ========    ========    ========
                    Amount of dividends to Preferred
                    Stock shareholders                              1.69%       .96%       1.21%       1.53%       1.61%
                                                                =========   ========    ========    ========    ========
                    Investment income--net, to
                    Common Stock shareholders                       5.82%      5.90%       5.91%       5.94%       5.89%
                                                                =========   ========    ========    ========    ========

Ratios Based on     Total expenses                                   .69%       .68%        .65%        .67%        .67%
Total Average                                                   =========   ========    ========    ========    ========
Net Assets:**++     Total investment income--net                    5.05%      4.77%       4.94%       5.14%       5.16%
                                                                =========   ========    ========    ========    ========

Ratios Based on     Dividends to Preferred
Average Net         Stock shareholders                              3.47%      2.18%       2.82%       3.36%       3.47%
Assets of                                                       =========   ========    ========    ========    ========
Preferred Stock:

Supplemental        Net assets, net of Preferred Stock,
Data:               end of year (in thousands)                  $ 300,503   $282,114    $339,345    $268,297    $259,082
                                                                =========   ========    ========    ========    ========
                    Preferred Stock outstanding,
                    end of year (in thousands)                  $ 140,000   $140,000    $140,000    $120,000    $120,000
                                                                =========   ========    ========    ========    ========
                    Portfolio turnover                             93.01%    146.39%     136.88%      88.68%      67.48%
                                                                =========   ========    ========    ========    ========

Leverage:           Asset coverage per $1,000                   $   3,146   $  3,015    $  3,424    $  3,236    $  3,159
                                                                =========   ========    ========    ========    ========

Dividends Per       Series A--Investment income--net            $     865   $    527    $    729    $    852    $    875
Share on                                                        =========   ========    ========    ========    ========
Preferred Stock     Series B--Investment income--net            $     875   $    546    $    693    $    830    $    860
Outstanding:++++                                                =========   ========    ========    ========    ========
                    Series C--Investment income--net            $     875   $    591    $    466          --          --
                                                                =========   ========    ========    ========    ========


*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.
++++The Fund's Preferred Stock was issued on April 10, 1992 (Series
A and B) and February 9, 1998 (Series C).

See Notes to Financial Statements.




MuniYield California Fund, Inc., October 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

 (e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.


2. Investment Advisory Agreement and Transactions with
Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Accounting services are provided to the Fund by FAM.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2000 were $383,162,308 and $381,898,661, respectively.

Net realized losses for the year ended October 31, 2000 and net unrealized gains as of October 31, 2000 were as follows:

                                     Realized     Unrealized
                                      Losses        Gains

Long-term investments          $ (11,357,971)   $ 16,124,005
Financial futures contracts         (136,950)             --
                                -------------   ------------
Total                          $ (11,494,921)   $ 16,124,005
                                =============   ============

As of October 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $16,124,005, of which $17,191,248 related to appreciated securities and $1,067,243 related to depreciated securities. The aggregate cost of investments at October 31, 2000 for Federal income tax purposes was $417,414,523.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2000 remained constant and during the year ended October 31, 1999 increased by 274,041 as a result of dividend reinvestment.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2000 were: Series A, 4.09%; Series B, 3.90%; and Series C, 3.30%.

Shares issued and outstanding during the years ended October 31, 2000 and October 31, 1999 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2000, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned $125,661 as commissions.


5. Capital Loss Carryforward:
At October 31, 2000, the Fund had a net capital loss carry-forward of approximately $18,771,000, of which $7,128,000 expires in 2007 and $11,643,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.065900 per share, payable on November 29, 2000 to shareholders of record as of November 20, 2000.


MuniYield California Fund, Inc., October 31, 2000


INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
MuniYield California Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Fund, Inc. as of October 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Fund, Inc. as of October 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 5, 2000



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield California Fund, Inc. during its taxable year ended October 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes. Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.



MuniYield California Fund, Inc., October 31, 2000


QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2000 were as follows:
                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    75.5%
AA/Aa                                      15.7
A/A                                         2.2
BBB/Baa                                     1.0
Other++                                     4.0


++Temporary investments in short-term municipal securities.


MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Arthur Zeikel, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol
MYC